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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )
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Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement.
[X] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to (S)240.14a-12

                             CDC NVEST FUNDS TRUST I
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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Excerpts from http://www.cdcnvestfunds.com/public/whats_new/proxy_voting04.asp

Online Proxy Voting

CDC IXIS Asset Management Distributors, L.P. has announced important proposals regarding CGM Advisor Targeted Equity Fund and CDC Nvest Star Growth Fund, both of which require a shareholder vote.

CGM Advisor Targeted Equity Fund will hold a special meeting of shareholders on November 17, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

CDC Nvest Star Growth Fund will hold a special meeting of shareholders at 2:00 p.m. Eastern time on December 9, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

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CGM Advisor Targeted Equity Fund          CDC Nvest Star Growth Fund

   .    Proxy letter to shareholders*        .    Proxy letter to shareholders*
   .    Official proxy statement*            .    Official proxy statement*
   .    Enter our Electronic Proxy           .    Enter our Electronic Proxy
        Voting Center                             Voting Center
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Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy.

If you vote electronically, you do not need to mail your proxy card.

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                                Important note:

If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.
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However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

Thank you for your cooperation in voting on these important proposals. If you have any questions regarding the proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.